UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2011

 ADVANCED VENTURES CORP.
(Exact name of registrant as specified in its charter)

 Delaware
(State or other jurisdiction
of incorporation

 333-169861
(Commission
File Number)

 42-1772663
(IRS Employer
Identification No.)

 No. 6 Houjiayu, Wangzuoxiang
Beijing, China
(Address of principal executive offices)

 100000
(Zip Code)

Registrant's telephone number, including area code +852-53872543

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CRF 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 7, 2012, the certificate of amendment to our certificate of incorporation that we filed became effective in order to increase our amount of authorized capital from 200,000,000 shares of common stock with a par value of $0.0001 to 3,000,000,000 shares of common stock with a par value of $0.0001 and to effect a fifteen (15) for one (1) forward stock split of our issued and outstanding shares of common stock.  As a result of the forward stock split, our issued and outstanding share capital has increased from 5,500,000 shares of common stock to 82,500,000 shares of common stock.

The increase in our authorized capital to 3,000,000,000 shares of common stock with a par value of $0.0001 and forward stock split on a basis of fifteen (15) for one (1) was approved by our board of directors as well as by our majority shareholder by way of written consent resolutions on December 23, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders

As discussed above in Item 5.03, on December 23, 2011, our board of directors approved by way of written consent resolutions the increase in our authorized capital and forward stock split and at the same time approved the submission of the increase in authorized capital and forward stock split to our one shareholder who holds a majority of our issued and outstanding common stock.  On the same day, our majority shareholder who holds 54.5% of our issued and outstanding common stock and who is also our sole officer and director approved by way of written consent resolutions the increase in authorized capital and forward stock split.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

The forward stock split became effective with FINRA's Over-the-Counter Bulletin Board at the opening for trading March 7, 2012, under the stock symbol "ANCVD".  The "D" will be removed from the symbol in 20 business days.

Our new CUSIP number is 00769M 201.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description of Exhibit

3.1

Certificate of Amendment of the Certificate of Incorporation of the Company dated February 21, 2012 and having an effective date with the Delaware Secretary of State on March 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 2012

ADVANCED VENTURES CORP.

By:

/s/ Xu Fei

Name:

Xu Fei

Title:

President and Director

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

Page Number

3.1

Certificate of Amendment of the Certificate of Incorporation of the Company dated February 21, 2012 and having an effective date with the Delaware Secretary of State on March 7, 2012

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